                                                               EXHIBIT 99.(H)(I)


                            PLACEMENT AGENT AGREEMENT


        AGREEMENT made as of October 6, 2000, between FUND ASSET MANAGEMENT MASTER TRUST, a Delaware business trust (the "Trust"), and FAM DISTRIBUTORS, INC., a Delaware corporation (the "Placement Agent").

                              W I T N E S S E T H :

        WHEREAS, the Trust has filed a registration statement (the "Registration Statement") pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

        WHEREAS, the Trustees (the "Trustees") are authorized to offer beneficial interests in the Low Duration Master Portfolio (the "Master Portfolio") of the Trust (the "Shares") to Mercury Low Duration Fund (the "Fund") and a limited number of institutional investors as described below; and

        WHEREAS, the Trust and the Placement Agent wish to enter into an agreement with each other with respect to the distribution of Shares (the "Agreement").

        NOW, THEREFORE, the parties agree as follows:

        Section 1. Appointment of the Placement Agent; Private Offering.

        (a) The Trust hereby appoints the Placement Agent as placement agent in connection with the distribution of the Shares.

        (b) The Placement Agent understands that: (i) The Shares are not being registered under the Securities Act of 1933, as amended (the "Securities Act");
(ii) such Shares are to be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act; (iii) investments in the Trust may be made only by the Fund and a limited number of institutional investors, including investment companies, common or commingled trust funds, group trusts and certain other "accredited investors" within the meaning of Regulation D under the Securities Act; and
(iv) the Registration Statement is not intended to constitute an offer to sell, or the solicitation of an offer to buy, the Shares.

        (c) In carrying out its duties hereunder, the Placement Agent agrees that it will act in a manner consistent with the foregoing and, unless otherwise instructed by the Trust in writing, will not take any actions that would cause the Trust to make a "public offering" within the meaning of Section 4(2) of the Securities Act.

        Section 2. Exclusive Nature of Duties. The Placement Agent shall be the exclusive representative of the Trust to act as placement agent in respect of the distribution of the Shares of the Master Portfolio of the Trust, except that:

        (a) The Trust may, upon written notice to the Placement Agent, from time to time designate other placement agents with respect to areas other than the United States as to which the Placement Agent may have expressly waived in writing its right to act as such. If such designation is deemed exclusive, the right of the Placement Agent under this Agreement in respect of such areas so designated shall terminate, but this Agreement shall remain otherwise in full effect until terminated in accordance with the other provisions hereof.

        (b) The exclusive right granted to the Placement Agent hereunder shall not apply to Shares issued in connection with the merger or consolidation of any other investment company or personal holding company with the Trust or the acquisition by purchase or otherwise of all (or substantially all) the assets or the outstanding Shares of any such company by the Trust.

        (c) Such exclusive right also shall not apply to Shares pursuant to reinvestment of dividends or capital gains distributions.

        (d) Such exclusive right also shall not apply to Shares pursuant to any conversion, exchange or reinstatement privilege afforded redeeming shareholders or to any other Shares as shall be agreed between the Trust and the Placement Agent from time to time.

        Section 3. Duties of the Trust.

        (a) The Trust shall furnish to the Placement Agent copies of all information, financial statements and other papers that the Placement Agent may reasonably request for use in connection with its duties hereunder, and this shall include, upon request by the Placement Agent, one certified copy of all financial statements prepared for the Master Portfolio of the Trust by independent public accountants.

        (b) Consistent with Section 1 hereof, the Trust shall use its best efforts to qualify and maintain the qualification of the Shares for sale under the securities laws of such jurisdictions as the Placement Agent and the Trust may approve. Any such qualification may be withheld, terminated or withdrawn by the Trust at any time in its discretion. The expense of qualification and maintenance of qualification shall be borne by the Master Portfolio of the Trust. The Placement Agent shall furnish such information and other material relating to its affairs and activities as may be required by the Trust in connection with such qualification.

        (c) The Trust will furnish to the Placement Agent, in reasonable quantities upon request by the Placement Agent, copies of annual and interim reports of the Master Portfolio of the Trust.

        Section 4. Duties of the Placement Agent.

        (a) The Placement Agent shall devote reasonable time and effort to its duties hereunder. The services of the Placement Agent to the Trust hereunder are not to be deemed exclusive and nothing herein contained shall prevent the Placement Agent from entering into like arrangements with other investment companies so long as the performance of its obligations hereunder is not impaired thereby.

        (b) In performing its duties hereunder, the Placement Agent shall use its best efforts in all respects duly to conform with the requirements of all applicable laws relating to the sale of securities. Neither the Placement Agent nor any other person is authorized by the Trust to give any information or to make any representations, other than those contained in the Trust's registration statement or any sales literature specifically approved by the Trust.

        Section 5. Payment of Expenses.

        (a) The Trust shall pay or cause to be paid all costs and expenses incurred in connection with the operation of the Master Portfolio of the Trust, including fees and disbursements of its counsel and auditors, in connection with the preparation and filing of any required registration statements under the Investment Company Act, and all amendments and supplements thereto, and preparing and mailing annual and interim reports and proxy materials to shareholders (including but not limited to the expense of setting in type any such registration statements, or interim reports or proxy materials).

        (b) The Trust shall bear any cost and expenses of qualification of the Shares for sale pursuant to this Agreement and, if necessary or advisable in connection therewith, of qualifying the Trust as a broker or dealer in such states of the United States or other jurisdictions as shall be selected by the Trust and the Placement Agent pursuant to Section 3 hereof and the cost and expenses payable to each such state for continuing qualification therein until the Trust decides to discontinue such qualification pursuant to Section 3 hereof.

        Section 6. Indemnification.

        (a) The Master Portfolio of the Trust shall indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith), as incurred, arising by reason of any person acquiring any Shares, which may be based upon the Securities Act, or on any other statute or at common law, on the ground that any registration statement or other offering materials, as from time to time amended and supplemented, or any annual or interim report to the shareholders of the Master Portfolio of the Trust, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in connection therewith by or on behalf of the Placement Agent; provided, however, that in no case (i) is the indemnity of the Master Portfolio of the Trust in favor of the Placement Agent and any such controlling persons to be deemed to protect such Placement Agent or any such controlling persons thereof against any liability to the Master Portfolio of the Trust or its shareholders to which the Placement Agent or any such controlling persons would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their obligations and duties under this Agreement; or (ii) is the Master Portfolio of the Trust to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Placement Agent or any such controlling persons, unless the Placement Agent or such controlling persons, as the case may be, shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Placement Agent or such controlling persons (or after the Placement Agent or such controlling persons shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve it from any liability that it may have to the person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph. The Trust will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Trust elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to the Placement Agent or such controlling person or persons, defendant or defendants in the suit. In the event the Trust elects to assume the defense of any such suit and retain such counsel, the Placement Agent or such controlling person or persons, defendant or defendants in the suit shall bear the fees and expenses, as incurred, of any additional counsel retained by them, but in case the Trust does not elect to assume the defense of any such suit, the Master Portfolio of the Trust will reimburse the Placement Agent or such controlling person or persons, defendant or defendants in the suit, for the reasonable fees and expenses, as incurred, of any counsel retained by them. The Trust shall promptly notify the Placement Agent of the commencement of any litigation or proceedings against it or any of the Trust's officers or Trustees in connection with the issuance or sale of any of the Shares.

        (b) The Placement Agent shall indemnify and hold harmless the Trust and each of the Trustees of the Trust and officers and each person, if any, who controls the Trust against any loss, liability, claim, damage or expense, as incurred, described in the foregoing indemnity contained in subsection (a) of this Section, but only with respect to statements or omissions made in reliance upon, and in conformity with, information furnished to the Trust in writing by or on behalf of the Placement Agent for use in connection with its registration statement or related prospectus and statement of additional information, as from time to time amended, or the annual or interim reports to shareholders. In case any action shall be brought against the Trust or any person so indemnified, in respect of which indemnity may be sought against the Placement Agent, the Placement Agent shall have the rights and duties given to the Trust, and the Trust and each person so indemnified shall have the rights and duties given to the Placement Agent by the provisions of subsection (a) of this Section 6.

        Section 7. Duration and Termination of this Agreement. This Agreement shall become effective as of the date first above written and shall remain in force for two years thereafter and thereafter, but only for so long as such continuance is specifically approved at least annually by (i) the Trustees or by the vote of a majority of the outstanding voting securities of the Master Portfolio of the Trust and (ii) by the vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

        This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, or by the Placement Agent, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

        The terms "vote of a majority of the outstanding voting securities", "assignment", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however to such exemptions as may be granted by the Securities and Exchange Commission under the Investment Company Act.

        Section 8. Amendments of this Agreement. This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Trustees or by the vote of a majority of outstanding voting securities of the Master Portfolio of the Trust and (ii) by the vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

        Section 9. Governing Law. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       FUND ASSET MANAGEMENT MASTER TRUST

                                       By: /s/  Nancy D. Celick
                                       Name: Nancy D. Celick
                                       Title: President

                                       FAM DISTRIBUTORS, INC.

                                       By: /s/ Terry Glenn
                                       Name: Terry Glenn
                                       Title:  President

                            PLACEMENT AGENT AGREEMENT


        AGREEMENT made as of October 6, 2000, between FUND ASSET MANAGEMENT MASTER TRUST, a Delaware business trust (the "Trust"), and FAM DISTRIBUTORS, INC., a Delaware corporation (the "Placement Agent").

                              W I T N E S S E T H :

        WHEREAS, the Trust has filed a registration statement (the "Registration Statement") pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

        WHEREAS, the Trustees (the "Trustees") are authorized to offer beneficial interests in the Low Duration Master Portfolio (the "Master Portfolio") of the Trust (the "Shares") to Merrill Lynch Low Duration Fund (the "Fund") and a limited number of institutional investors as described below; and

        WHEREAS, the Trust and the Placement Agent wish to enter into an agreement with each other with respect to the distribution of Shares (the "Agreement").

        NOW, THEREFORE, the parties agree as follows:

        Section 1. Appointment of the Placement Agent; Private Offering.

        (a) The Trust hereby appoints the Placement Agent as placement agent in connection with the distribution of the Shares.

        (b) The Placement Agent understands that: (i) The Shares are not being registered under the Securities Act of 1933, as amended (the "Securities Act");
(ii) such Shares are to be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act; (iii) investments in the Trust may be made only by the Fund and a limited number of institutional investors, including investment companies, common or commingled trust funds, group trusts and certain other "accredited investors" within the meaning of Regulation D under the Securities Act; and
(iv) the Registration Statement is not intended to constitute an offer to sell, or the solicitation of an offer to buy, the Shares.

        (c) In carrying out its duties hereunder, the Placement Agent agrees that it will act in a manner consistent with the foregoing and, unless otherwise instructed by the Trust in writing, will not take any actions that would cause the Trust to make a "public offering" within the meaning of Section 4(2) of the Securities Act.

        Section 2. Exclusive Nature of Duties. The Placement Agent shall be the exclusive representative of the Trust to act as placement agent in respect of the distribution of the Shares of the Master Portfolio of the Trust, except that:

        (a) The Trust may, upon written notice to the Placement Agent, from time to time designate other placement agents with respect to areas other than the United States as to which the Placement Agent may have expressly waived in writing its right to act as such. If such designation is deemed exclusive, the right of the Placement Agent under this Agreement in respect of such areas so designated shall terminate, but this Agreement shall remain otherwise in full effect until terminated in accordance with the other provisions hereof.

        (b) The exclusive right granted to the Placement Agent hereunder shall not apply to Shares issued in connection with the merger or consolidation of any other investment company or personal holding company with the Trust or the acquisition by purchase or otherwise of all (or substantially all) the assets or the outstanding Shares of any such company by the Trust.

        (c) Such exclusive right also shall not apply to Shares pursuant to reinvestment of dividends or capital gains distributions.

        (d) Such exclusive right also shall not apply to Shares pursuant to any conversion, exchange or reinstatement privilege afforded redeeming shareholders or to any other Shares as shall be agreed between the Trust and the Placement Agent from time to time.

        Section 3. Duties of the Trust.

        (a) The Trust shall furnish to the Placement Agent copies of all information, financial statements and other papers that the Placement Agent may reasonably request for use in connection with its duties hereunder, and this shall include, upon request by the Placement Agent, one certified copy of all financial statements prepared for the Master Portfolio of the Trust by independent public accountants.

        (b) Consistent with Section 1 hereof, the Trust shall use its best efforts to qualify and maintain the qualification of the Shares for sale under the securities laws of such jurisdictions as the Placement Agent and the Trust may approve. Any such qualification may be withheld, terminated or withdrawn by the Trust at any time in its discretion. The expense of qualification and maintenance of qualification shall be borne by the Master Portfolio of the Trust. The Placement Agent shall furnish such information and other material relating to its affairs and activities as may be required by the Trust in connection with such qualification.

        (c) The Trust will furnish to the Placement Agent, in reasonable quantities upon request by the Placement Agent, copies of annual and interim reports of the Master Portfolio of the Trust.

        Section 4. Duties of the Placement Agent.

        (a) The Placement Agent shall devote reasonable time and effort to its duties hereunder. The services of the Placement Agent to the Trust hereunder are not to be deemed exclusive and nothing herein contained shall prevent the Placement Agent from entering into like arrangements with other investment companies so long as the performance of its obligations hereunder is not impaired thereby.

        (b) In performing its duties hereunder, the Placement Agent shall use its best efforts in all respects duly to conform with the requirements of all applicable laws relating to the sale of securities. Neither the Placement Agent nor any other person is authorized by the Trust to give any information or to make any representations, other than those contained in the Trust's registration statement or any sales literature specifically approved by the Trust.

        Section 5. Payment of Expenses.

        (a) The Trust shall pay or cause to be paid all costs and expenses incurred in connection with the operation of the Master Portfolio of the Trust, including fees and disbursements of its counsel and auditors, in connection with the preparation and filing of any required registration statements under the Investment Company Act, and all amendments and supplements thereto, and preparing and mailing annual and interim reports and proxy materials to shareholders (including but not limited to the expense of setting in type any such registration statements, or interim reports or proxy materials).

        (b) The Trust shall bear any cost and expenses of qualification of the Shares for sale pursuant to this Agreement and, if necessary or advisable in connection therewith, of qualifying the Trust as a broker or dealer in such states of the United States or other jurisdictions as shall be selected by the Trust and the Placement Agent pursuant to Section 3 hereof and the cost and expenses payable to each such state for continuing qualification therein until the Trust decides to discontinue such qualification pursuant to Section 3 hereof.

        Section 6. Indemnification.

        (a) The Master Portfolio of the Trust shall indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith), as incurred, arising by reason of any person acquiring any Shares, which may be based upon the Securities Act, or on any other statute or at common law, on the ground that any registration statement or other offering materials, as from time to time amended and supplemented, or any annual or interim report to the shareholders of the Master Portfolio of the Trust, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in connection therewith by or on behalf of the Placement Agent; provided, however, that in no case (i) is the indemnity of the Master Portfolio of the Trust in favor of the Placement Agent and any such controlling persons to be deemed to protect such Placement Agent or any such controlling persons thereof against any liability to the Master Portfolio of the Trust or its shareholders to which the Placement Agent or any such controlling persons would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their obligations and duties under this Agreement; or (ii) is the Master Portfolio of the Trust to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Placement Agent or any such controlling persons, unless the Placement Agent or such controlling persons, as the case may be, shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Placement Agent or such controlling persons (or after the Placement Agent or such controlling persons shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve it from any liability that it may have to the person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph. The Trust will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Trust elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to the Placement Agent or such controlling person or persons, defendant or defendants in the suit. In the event the Trust elects to assume the defense of any such suit and retain such counsel, the Placement Agent or such controlling person or persons, defendant or defendants in the suit shall bear the fees and expenses, as incurred, of any additional counsel retained by them, but in case the Trust does not elect to assume the defense of any such suit, the Master Portfolio of the Trust will reimburse the Placement Agent or such controlling person or persons, defendant or defendants in the suit, for the reasonable fees and expenses, as incurred, of any counsel retained by them. The Trust shall promptly notify the Placement Agent of the commencement of any litigation or proceedings against it or any of the Trust's officers or Trustees in connection with the issuance or sale of any of the Shares.

        (b) The Placement Agent shall indemnify and hold harmless the Trust and each of the Trustees of the Trust and officers and each person, if any, who controls the Trust against any loss, liability, claim, damage or expense, as incurred, described in the foregoing indemnity contained in subsection (a) of this Section, but only with respect to statements or omissions made in reliance upon, and in conformity with, information furnished to the Trust in writing by or on behalf of the Placement Agent for use in connection with its registration statement or related prospectus and statement of additional information, as from time to time amended, or the annual or interim reports to shareholders. In case any action shall be brought against the Trust or any person so indemnified, in respect of which indemnity may be sought against the Placement Agent, the Placement Agent shall have the rights and duties given to the Trust, and the Trust and each person so indemnified shall have the rights and duties given to the Placement Agent by the provisions of subsection (a) of this Section 6.

        Section 7. Duration and Termination of this Agreement. This Agreement shall become effective as of the date first above written and shall remain in force for two years thereafter and thereafter, but only for so long as such continuance is specifically approved at least annually by (i) the Trustees or by the vote of a majority of the outstanding voting securities of the Master Portfolio of the Trust and (ii) by the vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

        This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, or by the Placement Agent, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

        The terms "vote of a majority of the outstanding voting securities", "assignment", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however to such exemptions as may be granted by the Securities and Exchange Commission under the Investment Company Act.

        Section 8. Amendments of this Agreement. This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Trustees or by the vote of a majority of outstanding voting securities of the Master Portfolio of the Trust and (ii) by the vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

        Section 9. Governing Law. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       FUND ASSET MANAGEMENT MASTER TRUST

                                       By: /s/  Nancy D. Celick
                                       Name: Nancy D. Celick
                                       Title: President

                                       FAM DISTRIBUTORS, INC.

                                       By: /s/  Terry Glenn
                                       Name: Terry Glenn
                                       Title:  President

                            PLACEMENT AGENT AGREEMENT


        AGREEMENT made as of October 6, 2000, between FUND ASSET MANAGEMENT MASTER TRUST, a Delaware business trust (the "Trust"), and FAM DISTRIBUTORS, INC., a Delaware corporation (the "Placement Agent").

                              W I T N E S S E T H :

        WHEREAS, the Trust has filed a registration statement (the "Registration Statement") pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

        WHEREAS, the Trustees (the "Trustees") are authorized to offer beneficial interests in the Total Return Bond Master Portfolio (the "Master Portfolio") of the Trust (the "Shares") to Merrill Lynch Total Return Bond Fund (the "Fund") and a limited number of institutional investors as described below; and

        WHEREAS, the Trust and the Placement Agent wish to enter into an agreement with each other with respect to the distribution of Shares (the "Agreement").

        NOW, THEREFORE, the parties agree as follows:

        Section 1. Appointment of the Placement Agent; Private Offering.

        (a) The Trust hereby appoints the Placement Agent as placement agent in connection with the distribution of the Shares.

        (b) The Placement Agent understands that: (i) The Shares are not being registered under the Securities Act of 1933, as amended (the "Securities Act");
(ii) such Shares are to be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act; (iii) investments in the Trust may be made only by the Fund and a limited number of institutional investors, including investment companies, common or commingled trust funds, group trusts and certain other "accredited investors" within the meaning of Regulation D under the Securities Act; and
(iv) the Registration Statement is not intended to constitute an offer to sell, or the solicitation of an offer to buy, the Shares.

        (c) In carrying out its duties hereunder, the Placement Agent agrees that it will act in a manner consistent with the foregoing and, unless otherwise instructed by the Trust in writing, will not take any actions that would cause the Trust to make a "public offering" within the meaning of Section 4(2) of the Securities Act.

        Section 2. Exclusive Nature of Duties. The Placement Agent shall be the exclusive representative of the Trust to act as placement agent in respect of the distribution of the Shares of the Master Portfolio of the Trust, except that:

        (a) The Trust may, upon written notice to the Placement Agent, from time to time designate other placement agents with respect to areas other than the United States as to which the Placement Agent may have expressly waived in writing its right to act as such. If such designation is deemed exclusive, the right of the Placement Agent under this Agreement in respect of such areas so designated shall terminate, but this Agreement shall remain otherwise in full effect until terminated in accordance with the other provisions hereof.

        (b) The exclusive right granted to the Placement Agent hereunder shall not apply to Shares issued in connection with the merger or consolidation of any other investment company or personal holding company with the Trust or the acquisition by purchase or otherwise of all (or substantially all) the assets or the outstanding Shares of any such company by the Trust.

        (c) Such exclusive right also shall not apply to Shares pursuant to reinvestment of dividends or capital gains distributions.

        (d) Such exclusive right also shall not apply to Shares pursuant to any conversion, exchange or reinstatement privilege afforded redeeming shareholders or to any other Shares as shall be agreed between the Trust and the Placement Agent from time to time.

        Section 3. Duties of the Trust.

        (a) The Trust shall furnish to the Placement Agent copies of all information, financial statements and other papers that the Placement Agent may reasonably request for use in connection with its duties hereunder, and this shall include, upon request by the Placement Agent, one certified copy of all financial statements prepared for the Master Portfolio of the Trust by independent public accountants.

        (b) Consistent with Section 1 hereof, the Trust shall use its best efforts to qualify and maintain the qualification of the Shares for sale under the securities laws of such jurisdictions as the Placement Agent and the Trust may approve. Any such qualification may be withheld, terminated or withdrawn by the Trust at any time in its discretion. The expense of qualification and maintenance of qualification shall be borne by the Master Portfolio of the Trust. The Placement Agent shall furnish such information and other material relating to its affairs and activities as may be required by the Trust in connection with such qualification.

        (c) The Trust will furnish to the Placement Agent, in reasonable quantities upon request by the Placement Agent, copies of annual and interim reports of the Master Portfolio of the Trust.

        Section 4. Duties of the Placement Agent.

        (a) The Placement Agent shall devote reasonable time and effort to its duties hereunder. The services of the Placement Agent to the Trust hereunder are not to be deemed exclusive and nothing herein contained shall prevent the Placement Agent from entering into like arrangements with other investment companies so long as the performance of its obligations hereunder is not impaired thereby.

        (b) In performing its duties hereunder, the Placement Agent shall use its best efforts in all respects duly to conform with the requirements of all applicable laws relating to the sale of securities. Neither the Placement Agent nor any other person is authorized by the Trust to give any information or to make any representations, other than those contained in the Trust's registration statement or any sales literature specifically approved by the Trust.

        Section 5. Payment of Expenses.

        (a) The Trust shall pay or cause to be paid all costs and expenses incurred in connection with the operation of the Master Portfolio of the Trust, including fees and disbursements of its counsel and auditors, in connection with the preparation and filing of any required registration statements under the Investment Company Act, and all amendments and supplements thereto, and preparing and mailing annual and interim reports and proxy materials to shareholders (including but not limited to the expense of setting in type any such registration statements, or interim reports or proxy materials).

        (b) The Trust shall bear any cost and expenses of qualification of the Shares for sale pursuant to this Agreement and, if necessary or advisable in connection therewith, of qualifying the Trust as a broker or dealer in such states of the United States or other jurisdictions as shall be selected by the Trust and the Placement Agent pursuant to Section 3 hereof and the cost and expenses payable to each such state for continuing qualification therein until the Trust decides to discontinue such qualification pursuant to Section 3 hereof.

        Section 6. Indemnification.

        (a) The Master Portfolio of the Trust shall indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith), as incurred, arising by reason of any person acquiring any Shares, which may be based upon the Securities Act, or on any other statute or at common law, on the ground that any registration statement or other offering materials, as from time to time amended and supplemented, or any annual or interim report to the shareholders of the Master Portfolio of the Trust, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in connection therewith by or on behalf of the Placement Agent; provided, however, that in no case (i) is the indemnity of the Master Portfolio of the Trust in favor of the Placement Agent and any such controlling persons to be deemed to protect such Placement Agent or any such controlling persons thereof against any liability to the Master Portfolio of the Trust or its shareholders to which the Placement Agent or any such controlling persons would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their obligations and duties under this Agreement; or (ii) is the Master Portfolio of the Trust to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Placement Agent or any such controlling persons, unless the Placement Agent or such controlling persons, as the case may be, shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Placement Agent or such controlling persons (or after the Placement Agent or such controlling persons shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve it from any liability that it may have to the person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph. The Trust will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Trust elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to the Placement Agent or such controlling person or persons, defendant or defendants in the suit. In the event the Trust elects to assume the defense of any such suit and retain such counsel, the Placement Agent or such controlling person or persons, defendant or defendants in the suit shall bear the fees and expenses, as incurred, of any additional counsel retained by them, but in case the Trust does not elect to assume the defense of any such suit, the Master Portfolio of the Trust will reimburse the Placement Agent or such controlling person or persons, defendant or defendants in the suit, for the reasonable fees and expenses, as incurred, of any counsel retained by them. The Trust shall promptly notify the Placement Agent of the commencement of any litigation or proceedings against it or any of the Trust's officers or Trustees in connection with the issuance or sale of any of the Shares.

        (b) The Placement Agent shall indemnify and hold harmless the Trust and each of the Trustees of the Trust and officers and each person, if any, who controls the Trust against any loss, liability, claim, damage or expense, as incurred, described in the foregoing indemnity contained in subsection (a) of this Section, but only with respect to statements or omissions made in reliance upon, and in conformity with, information furnished to the Trust in writing by or on behalf of the Placement Agent for use in connection with its registration statement or related prospectus and statement of additional information, as from time to time amended, or the annual or interim reports to shareholders. In case any action shall be brought against the Trust or any person so indemnified, in respect of which indemnity may be sought against the Placement Agent, the Placement Agent shall have the rights and duties given to the Trust, and the Trust and each person so indemnified shall have the rights and duties given to the Placement Agent by the provisions of subsection (a) of this Section 6.

        Section 7. Duration and Termination of this Agreement. This Agreement shall become effective as of the date first above written and shall remain in force for two years thereafter and thereafter, but only for so long as such continuance is specifically approved at least annually by (i) the Trustees or by the vote of a majority of the outstanding voting securities of the Master Portfolio of the Trust and (ii) by the vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

        This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, or by the Placement Agent, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

        The terms "vote of a majority of the outstanding voting securities", "assignment", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however to such exemptions as may be granted by the Securities and Exchange Commission under the Investment Company Act.

        Section 8. Amendments of this Agreement. This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Trustees or by the vote of a majority of outstanding voting securities of the Master Portfolio of the Trust and (ii) by the vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

        Section 9. Governing Law. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       FUND ASSET MANAGEMENT MASTER TRUST

                                       By: /s/  Nancy D. Celick
                                       Name: Nancy D. Celick
                                       Title:  President

                                       FAM DISTRIBUTORS, INC.

                                       By: /s/  Terry Glenn
                                       Name: Terry Glenn
                                       Title:  President

                            PLACEMENT AGENT AGREEMENT


        AGREEMENT made as of October 6, 2000, between FUND ASSET MANAGEMENT MASTER TRUST, a Delaware business trust (the "Trust"), and FAM DISTRIBUTORS, INC., a Delaware corporation (the "Placement Agent").

                              W I T N E S S E T H :

        WHEREAS, the Trust has filed a registration statement (the "Registration Statement") pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

        WHEREAS, the Trustees (the "Trustees") are authorized to offer beneficial interests in the Total Return Bond Master Portfolio (the "Master Portfolio") of the Trust (the "Shares") to Mercury Total Return Bond Fund (the "Fund") and a limited number of institutional investors as described below; and

        WHEREAS, the Trust and the Placement Agent wish to enter into an agreement with each other with respect to the distribution of Shares (the "Agreement").

        NOW, THEREFORE, the parties agree as follows:

        Section 1. Appointment of the Placement Agent; Private Offering.

        (a) The Trust hereby appoints the Placement Agent as placement agent in connection with the distribution of the Shares.

        (b) The Placement Agent understands that: (i) The Shares are not being registered under the Securities Act of 1933, as amended (the "Securities Act");
(ii) such Shares are to be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act; (iii) investments in the Trust may be made only by the Fund and a limited number of institutional investors, including investment companies, common or commingled trust funds, group trusts and certain other "accredited investors" within the meaning of Regulation D under the Securities Act; and (iv) the Registration Statement is not intended to constitute an offer to sell, or the solicitation of an offer to buy, the Shares.

        (c) In carrying out its duties hereunder, the Placement Agent agrees that it will act in a manner consistent with the foregoing and, unless otherwise instructed by the Trust in writing, will not take any actions that would cause the Trust to make a "public offering" within the meaning of Section 4(2) of the Securities Act.

        Section 2. Exclusive Nature of Duties. The Placement Agent shall be the exclusive representative of the Trust to act as placement agent in respect of the distribution of the Shares of the Master Portfolio of the Trust, except that:

        (a) The Trust may, upon written notice to the Placement Agent, from time to time designate other placement agents with respect to areas other than the United States as to which the Placement Agent may have expressly waived in writing its right to act as such. If such designation is deemed exclusive, the right of the Placement Agent under this Agreement in respect of such areas so designated shall terminate, but this Agreement shall remain otherwise in full effect until terminated in accordance with the other provisions hereof.

        (b) The exclusive right granted to the Placement Agent hereunder shall not apply to Shares issued in connection with the merger or consolidation of any other investment company or personal holding company with the Trust or the acquisition by purchase or otherwise of all (or substantially all) the assets or the outstanding Shares of any such company by the Trust.

        (c) Such exclusive right also shall not apply to Shares pursuant to reinvestment of dividends or capital gains distributions.

        (d) Such exclusive right also shall not apply to Shares pursuant to any conversion, exchange or reinstatement privilege afforded redeeming shareholders or to any other Shares as shall be agreed between the Trust and the Placement Agent from time to time.

        Section 3. Duties of the Trust.

        (a) The Trust shall furnish to the Placement Agent copies of all information, financial statements and other papers that the Placement Agent may reasonably request for use in connection with its duties hereunder, and this shall include, upon request by the Placement Agent, one certified copy of all financial statements prepared for the Master Portfolio of the Trust by independent public accountants.

        (b) Consistent with Section 1 hereof, the Trust shall use its best efforts to qualify and maintain the qualification of the Shares for sale under the securities laws of such jurisdictions as the Placement Agent and the Trust may approve. Any such qualification may be withheld, terminated or withdrawn by the Trust at any time in its discretion. The expense of qualification and maintenance of qualification shall be borne by the Master Portfolio of the Trust. The Placement Agent shall furnish such information and other material relating to its affairs and activities as may be required by the Trust in connection with such qualification.

        (c) The Trust will furnish to the Placement Agent, in reasonable quantities upon request by the Placement Agent, copies of annual and interim reports of the Master Portfolio of the Trust.

        Section 4. Duties of the Placement Agent.

        (a) The Placement Agent shall devote reasonable time and effort to its duties hereunder. The services of the Placement Agent to the Trust hereunder are not to be deemed exclusive and nothing herein contained shall prevent the Placement Agent from entering into like arrangements with other investment companies so long as the performance of its obligations hereunder is not impaired thereby.

        (b) In performing its duties hereunder, the Placement Agent shall use its best efforts in all respects duly to conform with the requirements of all applicable laws relating to the sale of securities. Neither the Placement Agent nor any other person is authorized by the Trust to give any information or to make any representations, other than those contained in the Trust's registration statement or any sales literature specifically approved by the Trust.

        Section 5. Payment of Expenses.

        (a) The Trust shall pay or cause to be paid all costs and expenses incurred in connection with the operation of the Master Portfolio of the Trust, including fees and disbursements of its counsel and auditors, in connection with the preparation and filing of any required registration statements under the Investment Company Act, and all amendments and supplements thereto, and preparing and mailing annual and interim reports and proxy materials to shareholders (including but not limited to the expense of setting in type any such registration statements, or interim reports or proxy materials).

        (b) The Trust shall bear any cost and expenses of qualification of the Shares for sale pursuant to this Agreement and, if necessary or advisable in connection therewith, of qualifying the Trust as a broker or dealer in such states of the United States or other jurisdictions as shall be selected by the Trust and the Placement Agent pursuant to Section 3 hereof and the cost and expenses payable to each such state for continuing qualification therein until the Trust decides to discontinue such qualification pursuant to Section 3 hereof.

        Section 6. Indemnification.

        (a) The Master Portfolio of the Trust shall indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith), as incurred, arising by reason of any person acquiring any Shares, which may be based upon the Securities Act, or on any other statute or at common law, on the ground that any registration statement or other offering materials, as from time to time amended and supplemented, or any annual or interim report to the shareholders of the Master Portfolio of the Trust, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in connection therewith by or on behalf of the Placement Agent; provided, however, that in no case (i) is the indemnity of the Master Portfolio of the Trust in favor of the Placement Agent and any such controlling persons to be deemed to protect such Placement Agent or any such controlling persons thereof against any liability to the Master Portfolio of the Trust or its shareholders to which the Placement Agent or any such controlling persons would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their obligations and duties under this Agreement; or (ii) is the Master Portfolio of the Trust to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Placement Agent or any such controlling persons, unless the Placement Agent or such controlling persons, as the case may be, shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Placement Agent or such controlling persons (or after the Placement Agent or such controlling persons shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve it from any liability that it may have to the person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph. The Trust will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Trust elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to the Placement Agent or such controlling person or persons, defendant or defendants in the suit. In the event the Trust elects to assume the defense of any such suit and retain such counsel, the Placement Agent or such controlling person or persons, defendant or defendants in the suit shall bear the fees and expenses, as incurred, of any additional counsel retained by them, but in case the Trust does not elect to assume the defense of any such suit, the Master Portfolio of the Trust will reimburse the Placement Agent or such controlling person or persons, defendant or defendants in the suit, for the reasonable fees and expenses, as incurred, of any counsel retained by them. The Trust shall promptly notify the Placement Agent of the commencement of any litigation or proceedings against it or any of the Trust's officers or Trustees in connection with the issuance or sale of any of the Shares.

        (b) The Placement Agent shall indemnify and hold harmless the Trust and each of the Trustees of the Trust and officers and each person, if any, who controls the Trust against any loss, liability, claim, damage or expense, as incurred, described in the foregoing indemnity contained in subsection (a) of this Section, but only with respect to statements or omissions made in reliance upon, and in conformity with, information furnished to the Trust in writing by or on behalf of the Placement Agent for use in connection with its registration statement or related prospectus and statement of additional information, as from time to time amended, or the annual or interim reports to shareholders. In case any action shall be brought against the Trust or any person so indemnified, in respect of which indemnity may be sought against the Placement Agent, the Placement Agent shall have the rights and duties given to the Trust, and the Trust and each person so indemnified shall have the rights and duties given to the Placement Agent by the provisions of subsection (a) of this Section 6.

        Section 7. Duration and Termination of this Agreement. This Agreement shall become effective as of the date first above written and shall remain in force for two years thereafter and thereafter, but only for so long as such continuance is specifically approved at least annually by (i) the Trustees or by the vote of a majority of the outstanding voting securities of the Master Portfolio of the Trust and (ii) by the vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

        This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, or by the Placement Agent, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

        The terms "vote of a majority of the outstanding voting securities", "assignment", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however to such exemptions as may be granted by the Securities and Exchange Commission under the Investment Company Act.

        Section 8. Amendments of this Agreement. This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Trustees or by the vote of a majority of outstanding voting securities of the Master Portfolio of the Trust and (ii) by the vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

        Section 9. Governing Law. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       FUND ASSET MANAGEMENT MASTER TRUST

                                       By: /s/  Nancy D. Celick
                                       Name: Nancy D. Celick
                                       Title:  President

                                       FAM DISTRIBUTORS, INC.

                                       By: /s/  Terry Glenn
                                       Name: Terry Glenn
                                       Title:  President